SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

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
[AMERIPRISE RETIREMENT SERVICES]

TO: AERS Regional Directors

CC: Paul Jacobson/AMER/AEFA/AEXP, Steve M Riesterer/AMER/AEFA/AEXP, Steve C Johnson/AMER/AEFA/AEXP

Subject Line: Additional votes needed to reach quorum for 2005 RiverSource Proxy

As you know, a proxy solicitation is currently underway for RiverSource Funds. Proxy statements, which include a number of proposals, were mailed to shareholders on or after December 16, 2005. Many of our clients have large positions in RiverSource Funds, and we need them to vote their shares.

To date, voting results are lagging in four funds:

o RiverSource S&P 500 Index Fund

o RiverSource Stock Fund

o RiverSource Balanced Fund

o RiverSource Cash Management Fund

Without "quorum", RiverSource Funds cannot close the vote and will not be able to move forward on the proposals.

Since the four RiverSource Funds mentioned above have large institutional blocks of shares, we are being asked to lend assistance in reminding our clients to vote their proxies. (Note that we are reminding shareholders to vote, we are not advising or guiding them how to vote.)

A list of clients with the largest holdings for the four RiverSource Funds for which no quorum has been reached (listed above) is attached. Each of these clients has voting privileges. Please ask them to vote ALL of their proxies, including the four mentioned. A friendly reminder to these clients to vote ALL of their proxies will help RiverSource Funds reach quorum.

ACTION ITEM FOR REGIONAL DIRECTORS

o We are asking you to place a courtesy call to your primary contact of the plans before February 1, and encourage their participation with the proxy. Please ask them to vote ALL of their RiverSource Fund proxies. Remember that the RiverSource Funds Shareholder meeting is February 15.

o        Please use the talking points below to assist you with your call.

Talking Points

o In mid December, you were sent one or more proxy statements for RiverSource Funds. The proxy materials contained detailed descriptions of each proposal from the RiverSource Funds Board.

o If you have not done so already, we want to encourage you to complete your vote. Your participation is important.

o SEC regulations prohibit me from encouraging you to vote either in favor or against any of the proposals. You will need to review the materials and make your own decision.

o Voting can be completed in less than 10 minutes by logging on to Plan Management Center and selecting the 2005 RiverSource Proxy link on the "Important Client and Plan News" page. You may also complete your vote by any of the other methods listed on your proxy voting ballot.

o If you have misplaced your proxy materials, we are happy to provide a replacement. (Note to RD's --> Please contact Steve Johnson or Christopher Annand for additional materials).

o        Thank you in advance for your participation and for voting.

If you have any additional questions, please contact Christopher Annand or Steve C Johnson. Thank you for your help!

[AMERIPRISE RETIREMENT SERVICES]

RiverSource Investments, LLC, is an SEC-registered investment adviser that offers investment products and services to institutional and retail markets. In marketing its services, RiverSource Investments holds itself out under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets. 1/06.

Ameriprise Retirement Services is a service group of Ameriprise Financial Services, Inc. and Ameriprise Trust Company. Ameriprise Financial Services, Inc., Member NASD, offers registered investments and financial planning services. Ameriprise Trust Company offers retirement plan related services and provides collective funds.(C)2006 Ameriprise Financial, Inc. All rights reserved. 1/06.

[MIS AN ADP COMPANY]


RiverSource Funds - PROXY LITE MESSAGE

"Hello. This is Paula Meyer, President of RiverSource Funds, formerly American Express Funds.

I am calling you because you are a shareholder of a RiverSource Fund.

In December, you were sent one or more proxy statements concerning various RiverSource Fund proposals, including the approval of investment management agreements. Recently we have sent you a reminder mailing containing a duplicate ballot card. The purpose of my call today is to encourage you to vote. Your vote is very important to us. If you have already voted, please accept my thanks and disregard the reminder mailing.

Shareholders may vote in one of four ways: by mail, by telephone, by website or by attending a shareholder meeting on Wednesday February 15, 2006. Please refer to your proxy statement and ballot card for more detailed voting instructions including the control number you will need to vote, the phone number to vote, the web address for voting and where to call if you have additional questions. You may also vote by mailing the ballot card enclosed in the proxy packet.

If you have questions or are unable to find your proxy statement and would like to receive a new copy, please call the RiverSource Funds Proxy Client Service Center at 1-877-256-6085.

Thank you for investing with RiverSource Funds.

Goodbye."